SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 27, 2002
                        --------------------------------

                               Masco Corporation
               (Exact name of Registrant as Specified in Charter)



          Delaware                       1-5794                  38-1794485
          --------                       ------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)



      21001 Van Born Road, Taylor, Michigan                      48180
      -------------------------------------                      -----
     (Address of Principal Executive Offices)                  (Zip Code)



                                 (313) 274-7400
               Registrant's telephone number, including area code

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Item 5.  Other Events

     The opinion of John R. Leekley filed herewith is incorporated by reference into the Company's Registration Statements on Form S-3 (Nos. 333-58034 and 333-73802).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     99   Opinion of John R. Leekley


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MASCO CORPORATION



                                         By: /s/ John R. Leekley
                                             ---------------------------------
                                              Name:  John R. Leekley
                                              Title: Senior Vice President and
                                                       General Counsel


June 27, 2002


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                                 EXHIBIT INDEX


99    Opinion of John R. Leekley